UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2017

Angie’s List, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35339	27-2440197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 E. Washington Street

Indianapolis, IN 46202

(Address of principal executive offices, including zip code)

(888) 888-5478

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

As previously disclosed, Angie’s List, Inc., a Delaware corporation (“Angie’s List”), entered into an Agreement and Plan of Merger, dated as of May 1, 2017, by and among Angie’s List, IAC/InterActiveCorp, a Delaware corporation (“IAC”), ANGI Homeservices Inc. (f/k/a Halo TopCo, Inc.), a Delaware corporation and wholly owned subsidiary of IAC (“ANGI Homeservices”), and Casa Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of ANGI Homeservices (“Merger Sub”) and on August 26, 2017, Angie’s List, IAC, ANGI Homeservices and Merger Sub entered into Amendment No.1 to the Agreement and Plan of Merger (as amended, the “Merger Agreement”).

As previously noted on the Current Report on Form 8-K of Angie’s List, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 30, 2017, the SEC declared effective the Registration Statement on Form S-4 (File No. 333-219064) of ANGI Homeservices in connection with the acquisition of Angie’s List by ANGI Homeservices by way of the merger of Merger Sub with and into Angie’s List (the “Merger”) and Angie’s List filed a definitive proxy statement on Schedule 14A with the SEC on August 30, 2017 (the “Proxy Statement/Prospectus”).

Angie’s List believes that no further disclosure is required to supplement the Proxy Statement/Prospectus under applicable law. However, ANGI Homeservices, Merger Sub, IAC, Angie’s List and the members of the Angie’s List board of directors are named as defendants in three putative class action lawsuits challenging the Merger. The first suit was filed on July 18, 2017 and is captioned Parshall v. Angie’s List, Inc., C.A. No. 1:17-cv-02418. The second suit was filed on July 20, 2017 and is captioned Pill v. Angie’s List, Inc., C.A. No. 1:17-cv-02461. The third suit was filed on September 11, 2017 and is captioned Chojar v. Angie’s List, Inc., C.A. No. 1:17-CV-3208. All three suits were filed in the U.S. District Court for the Southern District of Indiana.  To avoid the risk that stockholder litigation might delay or otherwise adversely affect the consummation of the transactions contemplated by the Merger Agreement and to minimize the expense of defending such actions, Angie’s List has agreed to provide the following information, which supplements and restates the Proxy Statement/Prospectus and should be read in conjunction with the Proxy Statement/Prospectus. All three plaintiffs have agreed to withdraw their complaints following the filing of this Current Report on Form 8-K. The supplemental disclosure in this Current Report on Form 8-K was reviewed and agreed to by plaintiffs’ counsel. Capitalized terms used but not otherwise defined herein have the meanings given to them in the Proxy Statement/Prospectus.

1.              On page 71 of the Proxy Statement/Prospectus, insert the following sentence at the end of the third full paragraph:

“Some of the executed non-disclosure agreements contained a standstill provision, but any provisions preventing the counterparty from making a proposal to Angie’s List to acquire it or any of its equity ceased to apply upon Angie’s List entering into the Merger Agreement.”

2.              On page 76 of the Proxy Statement/Prospectus, replace the first sentence in the second full paragraph with the following:

“On March 29, 2017, a representative of JPMorgan responded to Angie’s List’s counterproposal of March 29, 2017 with a revised proposal for an all-stock transaction in which Angie’s List securityholders would receive 12% of the equity in the combined company, and also provided a term sheet to Angie’s List specifying certain proposed governance terms for the combined company, including a multi-class structure for the combined company’s common stock (with IAC holding the high-vote shares), a board of directors that would include two members from the current Angie’s List board and certain protections for minority stockholders.”

3.              On page 76 of the Proxy Statement/Prospectus, insert the following sentence after the second sentence of the third full paragraph:

“The Financial Advisors also informed the Committee that IAC had proposed that Ms. Hicks Bowman and Mr. Evans join the board of directors of ANGI Homeservices following the completion of the Transactions.”

4.              On page 79 of the Proxy Statement/Prospectus, insert the following two sentences at the end of the second full paragraph:

“Following these meetings, Mr. Levin for the first time indicated to Angie Hicks Bowman that he was hopeful that they would be able to reach agreement on a suitable role for Ms. Hicks Bowman with the combined company, and that she would be willing to serve on the combined company’s board of directors. Mr. Levin also expressed his desire for Mr. Evans, Angie’s List’s Chairman, to serve on the board of the combined company.”

5.              On page 79 of the Proxy Statement/Prospectus, insert the following two sentences at the end of the sixth full paragraph:

“Also at the April 16, 2017 Committee meeting, the Committee discussed that Ms. Hicks Bowman had been approached by IAC for discussion of a potential continuing position at ANGI Homeservices, noting that she had not engaged in any such discussions nor formed any view as to whether she would be willing to take on any such role. After discussion, the Committee authorized Ms. Hicks Bowman to listen to what IAC wished to say and keep the Committee and the Angie’s List board of directors informed regarding any such discussions.”

6.              On page 80 of the Proxy Statement/Prospectus, insert the following paragraph after the second paragraph:

“During the week of April 17, Mr. Terrill, the CEO of HomeAdvisor, and Ms. Hicks Bowman discussed a potential role for Ms. Hicks Bowman with the combined company following the closing of a transaction, and Mr. Terrill reiterated IAC’s desire for Ms. Hicks Bowman to serve on the combined company’s board of directors.”

7.              On page 81 of the Proxy Statement/Prospectus, insert the following paragraph after the third full paragraph:

“On April 27, 2017, Mr. Levin left a voicemail for Ms. Hicks Bowman seeking to discuss a possible employment arrangement for Ms. Hicks Bowman. The following day, Mr. Terrill and Ms. Hicks Bowman and, separately, Mr. Levin and Ms. Hicks Bowman briefly discussed the opportunity, including the title, Chief Customer Officer, and potential scope of responsibilities for Ms. Hicks Bowman with the combined company, should the companies be able to reach agreement on the terms for a transaction. Following the conversations, the IAC representatives sent Ms. Hicks Bowman a summary of proposed employment terms for the proposed role, which was discussed on April 29, 2017.”

8.              On page 82 of the Proxy Statement/Prospectus, insert the following sentence at the end of the second full paragraph:

“The Sidley Austin representatives informed the Angie’s List board of directors that IAC had proposed to retain Ms. Hicks Bowman as an officer and director of ANGI Homeservices upon completion of the Transactions, if approved.”

9.              On page 83 of the Proxy Statement/Prospectus, insert the following two sentences after the third sentence of the second full paragraph:

“Ms. Hicks Bowman updated the Angie’s List board of directors regarding IAC’s proposal to retain Ms. Hicks Bowman as Chief Customer Officer of ANGI Homeservices and Ms. Hicks Bowman noted that she was considering the role, but that she had not accepted any proposed position at ANGI Homeservices. Ms. Hicks Bowman had no further discussions with IAC on the subject until after the Merger Agreement was signed.”

10.       On page 107 of the Proxy Statement/Prospectus, replace the fourth sentence in the first paragraph under the heading “Allen & Company” with the following:

“The cash flows, terminal values and net operating loss carryforwards were then discounted to present value (as of December 31, 2016) using a selected range of discount rates of 11.5% to 12.3% derived from a weighted average cost of capital calculation.”

11.       On page 107 of the Proxy Statement/Prospectus, replace the fourth sentence in the second paragraph under the heading “Allen & Company” with the following:

“The cash flows and terminal values were then discounted to present value (as of December 31, 2016) using a selected range of discount rates of 11.3% to 12.3% derived from a weighted average cost of capital calculation.”

12.       On page 108 of the Proxy Statement/Prospectus, replace the fourth sentence in the first paragraph under the heading “BofA Merrill Lynch” with the following:

“The cash flows, terminal values and net operating loss carryforwards were then discounted to present value (as of December 31, 2016) using a selected range of discount rates of 11.5% to 14.0% derived from a weighted average cost of capital calculation.”

13.       On page 108 of the Proxy Statement/Prospectus, replace the fourth sentence in the second paragraph under the heading “BofA Merrill Lynch” with the following:

“The cash flows and terminal values were then discounted to present value (as of December 31, 2016) using a selected range of discount rates of 10.0% to 13.0% derived from a weighted average cost of capital calculation.”

14.       On page 111 of the Proxy Statement/Prospectus, add the following row to the table labeled “Angie’s List” immediately following the row labeled “Adjusted EBITDA”:

Unlevered Free Cash Flow(2)	$(7)	$13	$22	$38

15.       On page 111 of the Proxy Statement/Prospectus, add the following row to the table labeled “HomeAdvisor Business” immediately following the row labeled “Adjusted EBITDA”:

Unlevered Free Cash Flow(2)	$22	$86	$147	$217

16.       On page 111 of the Proxy Statement/Prospectus, add the following footnote to the tables labeled “Angie’s List” and “HomeAdvisor Business” immediately following footnote (1):

(2)                                 Unlevered free cash flow was derived by Angie’s List’s financial advisors for purposes of their respective discounted cash flow analyses from financial projections provided by Angie’s List management. This financial measure excludes the impact of certain items and as such is not in accordance with GAAP. Unlevered free cash flow means tax-effected EBIT, plus depreciation and amortization, less changes in net working capital and capital expenditures. Tax-effected EBIT means adjusted EBITDA, less stock-based compensation, depreciation, amortization and income tax expenses. Angie’s List’s tax-effected EBIT is based on an estimated tax rate of 39.1%. The HomeAdvisor Business’s tax-effected EBIT is based on an estimated tax rate of 35.0%.

Cautionary Statement Regarding Forward-Looking Information

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The use of words such as “anticipates,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements.  These forward-looking statements include, among others, statements relating to: Angie’s List’s and/or ANGI Homeservices’ future financial performance, Angie’s List’s and/or ANGI Homeservices’ business prospects, strategy and anticipated trends in the industries in which Angie’s List’s and/or ANGI Homeservices’ businesses operate, or will operate, and other similar matters.  These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.  Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.  In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements.

In addition to factors previously disclosed in Angie’s List’s and IAC’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance:  (1) the occurrence of any event, change or other circumstances that could give rise to right of one or both of the parties to terminate the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against Angie’s List, IAC, ANGI Homeservices or Merger Sub; (3) the failure to obtain the necessary stockholder approval or to satisfy any of the other conditions to the proposed transactions on a timely basis or at all; (4) the possibility that the anticipated benefits of the proposed transactions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of Angie’s List and the HomeAdvisor business or as a result of changes in the economy and competitive factors in the areas where Angie’s List and the HomeAdvisor business do business; (5) the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (6) diversion of management’s attention from ongoing business operations and opportunities; (7) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transactions; (8) changes in asset quality and credit risk; (9) the potential liability for a failure to meet regulatory requirements; (10) potential changes to tax legislation; (11) the potential effect of the announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with employees, customers and competitors; (12) the ability to retain key personnel; and (13) changes in local, national and international financial market, insurance rates and interest rates.  Forward looking statements speak only as of the date they are made and Angie’s List, IAC and ANGI Homeservices do not intend, and undertake no obligation, to update any forward-looking statement.

Important Additional Information

Investors and security holders are urged to carefully review and consider each of Angie’s List’s, IAC’s and ANGI Homeservices’ public filings with the SEC, including but not limited to, if applicable, their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q.  The documents filed by Angie’s List with the SEC may be obtained free of charge at Angie’s List’s website at http://www.investor.angieslist.com or at the SEC’s website at https://www.sec.gov.  These documents may also be obtained free of charge from Angie’s List by requesting them in writing to Investor Relations, Angie’s List, Inc., 1030 East Washington Street, Indianapolis, Indiana 46202, or by telephone at 1-888-888-5478.

The documents filed by IAC and ANGI Homeservices with the SEC may be obtained free of charge at IAC’s website at http://www.iac.com or at the SEC’s website at https://www.sec.gov.  These documents may also be obtained free of charge from IAC by requesting them in writing to IAC Investor Relations, 555 West 18th Street, New York, NY 10011, or by telephone at 1-212-314-7400.

In connection with the proposed transaction, ANGI Homeservices has filed a registration statement on Form S-4 with the SEC (File No. 333-219064) that includes a proxy statement of Angie’s List and prospectus of ANGI

Homeservices, and each party has filed and will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Angie’s List are urged to carefully read the entire registration statement and Proxy Statement/Prospectus as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction.  The registration statement on Form S-4 was declared effective by the SEC on August 30, 2017. The Proxy Statement/Prospectus was mailed on or about August 30, 2017 to stockholders of Angie’s List as of August 25, 2017, the record date.  Investors and security holders are able to obtain the registration statement and the Proxy Statement/Prospectus free of charge from the SEC’s website or from Angie’s List or IAC as described in the paragraphs above.

Participants in the Solicitation

Angie’s List, IAC, ANGI Homeservices and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Angie’s List’s stockholders in connection with the proposed transactions.  Information about the directors and executive officers of Angie’s List is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 28, 2017, its annual report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 21, 2017, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of IAC is set forth in the definitive proxy statement for IAC’s 2017 annual meeting of stockholders, as previously filed with the SEC on May 1, 2017.  Angie’s List stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the Proxy Statement/Prospectus. Free copies of these documents may be obtained as described in the paragraphs above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2017

ANGIE’S LIST, INC.
/s/ SHANNON M. SHAW
By: Shannon M. Shaw
Its: Chief Legal Officer & Corporate Secretary